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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 3, 2000 relating to the consolidated financial statements of Bargo Energy Company and subsidiaries, which appears in Bargo Energy Company's Annual Report on Form 10-K for the year ended December 31, 1999.


/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP


Houston, Texas
March 31, 2000